Exhibit 10.2.3

THIS SECOND AMENDMENT AGREEMENT is made as of the 30th day of June, 2002.

B E T W E E N:

                                 MAXXCOM INC.
                     a corporation incorporated under the
                        laws of the Province of Ontario
                                  ("Maxxcom")

                                    - and -

                                 MAXXCOM INC.
                     a corporation incorporated under the
                         laws of the State of Delaware
                                ("Maxxcom US")

                                 AS BORROWERS

                                    - AND -

                          MAXXCOM (NOVA SCOTIA) CORP.
                         MAXXCOM (USA) FINANCE COMPANY
                          MAXXCOM (USA) HOLDINGS INC.
                            1220777 ONTARIO LIMITED
                            1385544 ONTARIO LIMITED
                           MAXXCOM INTERACTIVE INC.
                           MACKENZIE MARKETING, INC.
                             MF+P ACQUISITION CO.
                              SMI ACQUISITION CO.
                            ACCENT ACQUISITION CO.
                              FMA ACQUISITION CO.
                              TC ACQUISITION INC.
                              ET ACQUISITION INC.
                              BZ ACQUISITION INC.
                              CDI ACQUISITION CO.
                           BRATSKEIR & COMPANY, INC.
                             CPB ACQUISITION INC.
                          CORMARK COMMUNICATIONS INC.
                    CAMPBELL & PARTNERS COMMUNICATIONS LTD.
                       AMBROSE CARR LINTON CARROLL INC.
                                STUDIOTYPE INC.

                                 AS GUARANTORS

                                    - AND -

                            THE BANK OF NOVA SCOTIA
                a bank to which the Bank Act (Canada) applies,
               in its capacity as administrative agent hereunder

                            AS ADMINISTRATIVE AGENT

                                    - AND-

                            THE BANK OF NOVA SCOTIA
                a bank to which the Bank Act (Canada) applies,
                     in its capacity as a lender hereunder

                                    - and -

                      CANADIAN IMPERIAL BANK OF COMMERCE
                a bank to which the Bank Act (Canada) applies,
                     in its capacity as a lender hereunder

                                    - and -

                               BANK OF MONTREAL
                a bank to which the Bank Act (Canada) applies,
                     in its capacity as a lender hereunder

                                    - and -

                           THE TORONTO-DOMINION BANK
                a bank to which the Bank Act (Canada) applies,
                     in its capacity as a lender hereunder

                                    - and -

                             ROYAL BANK OF CANADA
                a bank to which the Bank Act (Canada) applies,
                     in its capacity as a lender hereunder

                                    - and -

                            THE BANK OF NOVA SCOTIA
                            by its Atlanta Agency,
                     in its capacity as a lender hereunder

                                    - and -

                                   CIBC INC.
 a financial institution incorporated under the laws of the State of Delaware, in its capacity as a lender hereunder

                                    - and -

                               BANK OF MONTREAL
                            by its Chicago branch,
                     in its capacity as a lender hereunder

                                    - and -

                        TORONTO DOMINION (TEXAS), INC.
            a corporation incorporated under the laws of Delaware,
                     in its capacity as a lender hereunder

                                    - and -

                             ROYAL BANK OF CANADA
               by its Grand Cayman (North America No. 1) Branch,
                     in its capacity as a lender hereunder

                                  AS LENDERS

RECITALS:

A. The Borrowers, certain of the Guarantors, the Agent and the Lenders are parties to a Second Amended and Restated Credit Agreement dated as of 11 July 2001, as amended by a first amendment agreement (the "First Amendment Agreement") made as of 31 March 2002 (the "Credit Agreement").

B. Effective 7 May 2002, Cormark MacPhee Communication Solutions (Canada) Inc. changed its name to Cormark Communications Inc.

C. Effective 30 May 2002, 1220777 Ontario Limited sold all of the outstanding Capital Stock held by it in News Canada Inc. and Maxxcom sold the inter-company balance due by News Canada Inc. to Maxxcom such that News Canada Inc. is no longer a Guarantor under the Credit Agreement.

D. The First Amendment Agreement contemplated that the Rights Offering would be completed on or before 30 June 2002.

E. Maxxcom completed the Rights Offering as of 22 July 2002 and as a result of such timing, Maxxcom has requested that the Lenders make technical amendments to certain of the financial covenants.

F. Maxxcom has also requested that the Lenders agree to amend the definition of "Net Worth Base" to recognize a change in accounting practices in the calculation of goodwill for the purposes of GAAP.

G. The Lenders have agreed to such requests on the terms and conditions set forth herein and the parties are entering into this Second Amendment Agreement to give effect thereto and to make the other changes to the Credit Agreement reflected herein.

         NOW THEREFORE in consideration of these premises and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

Section 1 - New Definition

         Section 1.1 of the Credit Agreement is amended by adding the following definition:

         1.1.162.1 "Second Amendment Agreement" means the Second Amendment Agreement to this Agreement made as of 30 June 2002.

Section 2 -       Amended Definitions

         Sections 1.1.31, 1.1.79, 1.1.112, 1.1.164 and 1.1.177 of the Credit
Agreement are deleted and replaced with the following provisions:

         1.1.31 "CanSubCos" means 1220777 Ontario Limited (an Ontario corporation), 656712 Ontario Limited (an Ontario corporation), Accumark Promotions Group Inc. (an Ontario corporation), Ambrose Carr Linton Carroll Inc. (an Ontario corporation), Bryan Mills Group Ltd. (an Ontario corporation), Cormark Communications Inc. (an Ontario corporation), Allard Johnson Communications Inc. (an Ontario corporation), Veritas Communications Inc. (an Ontario corporation), Integrated Healthcare Communications, Inc. (an Ontario corporation), Northstar Research Partners Inc. (an Ontario corporation), 1385544 Ontario Limited (an Ontario corporation), Maxxcom Interactive Inc. (an Ontario corporation), Campbell & Partners Communications Ltd. (an Ontario corporation), Studiotype Inc. (an Ontario corporation), and each future direct or indirect Subsidiary of Maxxcom or of any of the foregoing corporations incorporated under or operating in any Canadian jurisdiction from time to time and "CanSubCo" means any one of them.

         1.1.79 "Guarantors" means Maxxcom US, Maxxcom (Nova Scotia) Corp., Maxxcom (USA) Finance Company, Maxxcom (USA) Holdings Inc., 1220777 Ontario Limited, 1385544 Ontario Limited, Maxxcom Interactive Inc., Mackenzie Marketing, Inc., MF + P Acquisition Co., SMI Acquisition Co., Accent Acquisition Co., FMA Acquisition Co., TC Acquisition Inc., ET Acquisition Inc., BZ Acquisition Inc., CDI Acquisition Co., Bratskeir & Company, Inc., CPB Acquisition Inc., Cormark Communications Inc., Campbell & Partners Communications Ltd., Ambrose Carr Linton Carroll Inc., Studiotype Inc. and each other Wholly-Owned Subsidiary of Maxxcom from time to time and "Guarantor" means any one of them.

         1.1.112 "Net Worth Base" shall, as at 30 June 2002 be deemed to be Cdn. $85,000,000, and thereafter shall be calculated as the aggregate of Cdn. $85,000,000 plus:

                           (a) any additional capital contributed by the shareholders of Maxxcom if and to the extent only that such additional capital contributed gives rise to net cash proceeds but, for greater certainty, excluding the amount of the MDC Subordinated Debt and the net proceeds of the Rights Offering up to a maximum amount of Cdn. $25,000,000; and

                           (b) 50% of positive net income of Maxxcom on a consolidated basis in each fiscal year of Maxxcom;

                           each calculated on a cumulative basis for the period from 30 June 2002 to the date of calculation.

         1.1.164 "Senior Debt" means, at any time, the aggregate (without duplication) of all amounts outstanding under the Credit and all other funded indebtedness for borrowed money of a person, ranking, or capable of ranking, senior to or pari passu with indebtedness under the Credit at such time which, for greater certainty, includes such amounts for Subsidiaries which are reflected in Maxxcom's consolidated financial statements, but shall exclude Permitted Indebtedness of Accent Marketing Services, L.L.C. from time to time; provided however, that for the purposes of calculating Senior Debt as at 31 March 2002 and 30 June 2002, the amount of $25,000,000 shall be deducted from the amount which would otherwise be calculated in accordance with this Section 1.1.164.

         1.1.177 "Total Debt" means, at any time, the aggregate (without duplication) of all Debt of a person at such time, but for greater certainty, shall not include the MDC Subordinated Debt; provided however, that for the purposes of calculating Total Debt as at 31 March 2002 and 30 June 2002, the amount of $25,000,000 shall be deducted from the amount which would otherwise be calculated in accordance with this Section 1.1.177.

Section 3 - Amendment to the Credit Limit

         Section 2.1(a) of the Credit Agreement is deleted and replaced with the following provision:

         2.1 (a) Upon and subject to the terms and conditions of this Agreement, the Lenders agree to continue to provide a revolving term credit for the use of the Borrowers in the amount of up to Cdn. $76,000,000 or the equivalent thereof in U.S. Dollars (as reduced from time to time in accordance with this Agreement, the "Credit Limit"). The principal amount of any Advance under the Credit which is repaid may be reborrowed from time to time, subject to the terms of this Agreement.

Section 4 - Amendment to Positive Covenants

         Effective 22 December 2001, Section 7.1(aa) of the Credit Agreement is deleted.

Section 5 - Conditions Precedent to Effectiveness of this Second Amendment
            Agreement

         This Second Amendment Agreement shall become binding on the Lenders only upon satisfaction of the following conditions precedent:

         (a) execution and delivery of this Second Amendment Agreement by each of the Borrowers and the Guarantors;

         (b) execution and delivery of this Second Amendment Agreement by the Lenders in accordance with Section 9.9 of the Credit Agreement;

         (c) no Event of Default or Pending Event of Default having occurred and being continuing as at the date of satisfaction of all of the foregoing conditions precedent;

         (d) the Agent having received evidence, reasonably satisfactory to it, that no consent is required under the Mezz Credit Documents in relation to this Second Amendment Agreement; and

         (e) such corporate resolutions, incumbency and other certificates of each of the Borrowers, the Guarantors and the other Restricted Parties as the Agent may reasonably request in connection with this Second Amendment Agreement and the transactions contemplated hereby.

Section 6 - Continuing Effect of Credit Agreement

         Except as amended by this Second Amendment Agreement, the Credit Agreement shall remain in full force and effect, without amendment, and is hereby ratified and confirmed. Each of the Borrowers and the Guarantors confirms that the guarantees and Security made or granted by it pursuant to the Credit Agreement remains in full force and effect notwithstanding the amendments and supplements to the Credit Agreement contained herein.

Section 7 - Counterparts and Facsimile

         This Second Amendment Agreement may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and such counterparts together shall constitute one and the same agreement. For the purposes of this Section, the delivery of a facsimile copy of an executed counterpart of this Second Amendment Agreement shall be deemed to be valid execution and delivery thereof.

Section 8 - Governing Law

         The parties agree that this Second Amendment Agreement shall be conclusively deemed to be a contract made under, and shall for all purposes be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable in the Province of Ontario.

Section 9 - Interpretation

         Capitalized terms used herein, unless otherwise defined or indicated herein, have the respective meanings ascribed thereto in the Credit Agreement. This Second Amendment Agreement and the Credit Agreement shall be read together and have effect so far as practicable as though the provisions thereof and the relevant provisions hereof are contained in one document.

                           [Execution Pages Follow]

         IN WITNESS OF WHICH, the parties have executed this Agreement.
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

THE LENDERS


The Bank of Nova Scotia                                        THE BANK OF NOVA SCOTIA
Scotia Capital
Corporate Banking-Industrial Products                          By:
16th Floor                                                             --------------------------
44 King Street West                                                    S. J. Meinig
Toronto, Ontario                                                       Director
M5H 1H1

                                                               By:
                                                                       --------------------------
Attention:              Managing Director                              R. M. Porter
Telecopier No.          (416) 866-2009                                 Associate Director


Canadian Imperial Bank of Commerce                             CANADIAN IMPERIAL BANK OF COMMERCE
Canadian Credit Capital Markets
BCE Place, 8th Floor
161 Bay Street                                                 By:
Toronto, Ontario                                                       --------------------------
M5J 2S8                                                                Name:
                                                                       Title

                                                               By:
                                                                       --------------------------
Attention:              Managing Director                              Name:
Telecopier No.          (416) 956-3816                                 Title


Bank of Montreal                                               BANK OF MONTREAL
Media, Telecom & Technology
Corporate & Investment Banking                                 By:
1, First Canadian Place                                                --------------------------
100 King Street West                                                   Name:
4th Floor                                                              Title:
Toronto, Ontario
M5X 1H3


Attention:              Managing Director
Telecopier No.          (416) 359-7796

Royal Bank of Canada                                           ROYAL BANK OF CANADA
13th Floor, South Tower
Royal Bank Plaza
200 Bay Street                                                 By:
Toronto, Ontario                                                       --------------------------
M5J 2J5                                                                Name:
                                                                       Title:


Attention:              Senior Manager
Telecopier No.          (416) 974-2249

The Toronto-Dominion Bank                                      THE TORONTO-DOMINION BANK
55 King Street West
8th Floor
Toronto-Dominion Bank Tower                                    By:
Toronto, Ontario                                                       --------------------------
M5K 1A2                                                                Name:
                                                                       Title:


Attention:              Vice President
Telecopier No.          (416) 944-5164

The Bank of Nova Scotia                                        THE BANK OF NOVA SCOTIA, by its
Suite 2200                                                     Atlanta Agency
600 Peachtree Street N.E.
Atlanta, Georgia                                               By:
30308                                                                  --------------------------
                                                                       Name:
                                                                       Title:


Attention:              Senior Manager
Telecopier No.          (404) 888-8998


CIBC Inc.                                                      CIBC INC.
425 Lexington Avenue
8th Floor
New York, New York                                             By:
10017                                                                  --------------------------
                                                                       Name:
                                                                       Title:
                                                               (CIBC World Markets Corp., as agent for
                                                               CIBC Inc.)


Attention:              Executive Director
Telecopier No.          (212) 856-3761

Bank of Montreal, by its Chicago branch                        BANK OF MONTREAL
Media, Telecom & Technology
Asset Portfolio Group
Investment & Corporate Banking                                 By:
430 Park Avenue                                                        --------------------------
15th Floor                                                             Name:
New York, New York                                                     Title:
10022


Attention:              Managing Director
Telecopier No.          (212) 605-1648

Royal Bank of Canada,  by its Grand                            ROYAL BANK OF CANADA, by its Grand Cayman
Cayman (North America No. 1) Branch                            (North America No. 1) Branch
c/o New York Branch
One Liberty Plaza
165 Broadway                                                   By:
New York, New York                                                     --------------------------
10006-1404                                                             Name:
                                                                       Title:


Attention:              Ms. Linda Joannou
Telecopier No.          (212) 428-2372
with a copy to:

Royal Bank of Canada
One Liberty Plaza
4th Floor
165 Broadway
New York, New York
10006-1404


Attention:              Mr. N.G. Millar
Telecopier No.          (212) 809-7148

Toronto Dominion (Texas), Inc.                                 TORONTO DOMINION (TEXAS), INC.
909 Fannin Street, 17th Floor
Houston, Texas
77010                                                          By:
                                                                       --------------------------
                                                                       Name:
                                                                       Title:


Attention:              Vice-President
Telecopier No.          (713) 951-9921

THE BORROWERS

Maxxcom Inc.                                                   MAXXCOM INC., an Ontario corporation
45 Hazelton Avenue
Toronto, Ontario
M5R 2E3
                                                               By:
                                                                       --------------------------
                                                                       G. Gibson
                                                                       Authorized Signing Officer
Attention:              Chief Financial Officer
Telecopier No.          (416) 960-6093
                                                               By:
                                                                       --------------------------
                                                                       R. Dickson
                                                                       Authorized Signing Officer


Maxxcom Inc.                                                   MAXXCOM INC., a Delaware corporation
c/o 45 Hazelton Avenue
Toronto, Ontario
M5R 2E3
                                                               By:
                                                                       --------------------------
                                                                       G. Gibson
                                                                       Authorized Signing Officer
Attention:              The President
Telecopier No.          (416) 960-6093                         By:
                                                                       --------------------------
                                                                       R. Dickson
                                                                       Authorized Signing Officer

THE GUARANTORS

c/o Maxxcom Inc.                                               MAXXCOM (NOVA SCOTIA) CORP
45 Hazelton Avenue                                             MAXXCOM (USA) FINANCE
Toronto, Ontario                                                    COMPANY
M5R 2E3                                                        MAXXCOM (USA) HOLDINGS INC.
                                                               1220777 ONTARIO LIMITED
Attention:              Chief Financial Officer                1385544 ONTARIO LIMITED
Telecopier No.          (416) 960-6093                         MAXXCOM INTERACTIVE INC.
                                                               MF+P ACQUISITION CO.
                                                               SMI ACQUISITION CO.
                                                               ACCENT ACQUISITION CO.
                                                               FMA ACQUISITION CO.


                                                               By:
                                                                       --------------------------
                                                                       G. Gibson
                                                                       Authorized Signing Officer

                                                               BRATSKEIR & COMPANY, INC.
                                                               CPB ACQUISITION INC.
                                                               CORMARK COMMUNICATIONS INC.
                                                               CAMPBELL & PARTNERS
                                                                   COMMUNICATIONS LTD.
                                                               AMBROSE CARR LINTON CARROLL     INC.
                                                               STUDIO TYPE INC.

                                                               By:
                                                                       --------------------------
                                                                       R. Dickson
                                                                       Authorized Signing Officer

                                                               MACKENZIE MARKETING, INC.

                                                               By:
                                                                       --------------------------
                                                                       G. Gibson
                                                                       Authorized Signing Officer

                                                               ET ACQUISITION INC.
                                                               BZ ACQUISITION INC.

                                                               By:
                                                                       --------------------------
                                                                       R. Forzley
                                                                       Authorized Signing Officer

                                                               TC ACQUISITION INC.
                                                               CDI ACQUISITION CO.

                                                               By:
                                                                       --------------------------
                                                                       G. Gibson
                                                                       Authorized Signing Officer

THE AGENT
---------

The Bank of Nova Scotia                                        THE BANK OF NOVA SCOTIA,
Scotia Capital                                                 as Administrative Agent
Corporate Banking-Loan Syndications
17th Floor
44 King Street West
Toronto, Ontario
M5H 1H1
                                                               By:
                                                                       --------------------------
                                                                       Name:
                                                                       Title:
                                                               By:
                                                                       --------------------------
Attention:              Managing Director                              Name:
Telecopier No.          (416) 866-3329                                 Title:
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